NOVEMBER 1, 2024
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
Effective immediately, under the heading “Investment Management Arrangements – Management Fees” in the above referenced SAI, the management fee schedule for the Emerging Markets Multi-Sector Bond Fund is deleted in its entirety and the following is added:
Emerging Markets Multi-Sector Bond Fund (Effective November 1, 2024)
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4000%
Amount over $1 billion	0.3900%
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.